EXHIBIT 10.2
REGISTRATION RIGHTS AGREEMENT
     This Registration Rights Agreement (this “Agreement”) is made and entered into as of August 18, 2005, by NationsHealth, Inc., a Delaware corporation (the “Company”) and US Bioservices Corporation, a Delaware corporation (“Investor”).
Recitals
     A. The Company and Investor are parties to the Stock Purchase Agreement dated as of even date herewith (the “Purchase Agreement”), pursuant to which (i) the Company has agreed to sell, and Investor has agreed to purchase, that number of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), equal to (a) $1,500,000 divided by (b) the average closing price per share of Common Stock, as reported by Nasdaq, for the twenty (20) consecutive trading days immediately prior to the Closing (as such term is defined in the Purchase Agreement). The shares of Common Stock that Investor is purchasing under the Purchase Agreement are referred to as the “Shares”.
     B. The respective obligations of the Company and Investor under the Purchase Agreement are conditioned upon the execution and delivery of this Agreement.
     C. Investor acknowledges that the Company is a party to Existing Registration Rights Agreements (as defined below) with Existing Holders (as defined below) and that any demand registration requested by the Investor will likely include shares of the Company’s common stock held by such Existing Holders. In addition, Investor acknowledges that certain provisions contained in the Existing Registration Rights Agreements may impact the Investor’s ability to include a requested number of shares of the Common Stock in any particular registration.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
Agreement
Article I
Registration Rights
     1.1 Definitions. For purposes of this Agreement:
     (a) “Affiliate” means, with respect to any Person, (i) any other Person of which securities or other ownership interests representing more than fifty percent (50%) of the voting interests are, at the time such determination is being made, owned, Controlled or held, directly or indirectly, by such Person or (ii) any other Person which, at the time such determination is being made, is Controlling, Controlled by or under common Control with, such Person. As used herein, “Control”, whether used as a noun or verb, refers to the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of a Person, whether through the ownership of voting securities or otherwise.

     (b) “Existing Holders” means any holders of shares of common stock, or securities convertible or exercisable into shares of common stock, of the Company that are a party to any of the Existing Registration Rights Agreements.
     (c) “Existing Registration Rights Agreements” means (i) the Registration Rights Agreement relating to the Securities Purchase Agreement dated as of May 4, 2005, among the Company and the investor parties listed on the signature pages thereto, (ii) the Registration Rights Agreement dated as of February 28, 2005, among the Company and the investor parties listed on the signature pages thereto, (iii) the Registration Rights Agreement dated as of March 9, 2004, as amended as of June 2, 2004, among the Company and the investor parties listed on the signature pages thereto, and (iv) the Registration Rights Agreement dated as of July 22, 2003, among the Company and the investor parties listed on the signature pages thereto.
     (d) “Holder” means a Person that (i) is a party to this Agreement (or a permitted transferee under Section 1.10 hereof) and (ii) owns Registrable Securities;.
     (e) “NASD” means the National Association of Securities Dealers, Inc.
     (f) “Person” means any individual, firm, corporation, company, partnership, trust, incorporated or unincorporated association, limited liability company, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity.
     (g) “Registrable Securities” means (i) the Shares and (ii) any additional shares of Common Stock issued or issuable with respect to the Shares by virtue of any stock split, combination, stock dividend, merger, consolidation or other similar event; provided, however, that shares of Common Stock that are considered to be Registrable Securities shall cease to be Registrable Securities (A) upon the sale thereof pursuant to an effective registration statement or Rule 144 under the Securities Act, (B) upon the transfer thereof in a private transaction where the transferor’s rights under this Agreement are not assigned, (C) when such securities cease to be outstanding, or (D) such Shares may be sold or transferred by the beneficial owner thereof in a single transaction under Rule 144.
     (h) “Registration Expenses” mean all expenses (other than underwriting discounts and commissions ) arising from or incident to the performance of, or compliance with, this Agreement, including, without limitation, (i) SEC, stock exchange, NASD and other registration and filing fees, (ii) all fees and expenses incurred in connection with complying with any securities or blue sky laws (including, without limitation, fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any special audits or “comfort letters” required in connection with or incident to any registration), (v) the fees, charges and disbursements of any special experts retained by the Company in connection with any registration pursuant to the terms of this Agreement, (vi) all internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (vii) the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or Nasdaq and (viii) Securities Act liability insurance (if the Company elects to obtain such insurance), regardless of whether any Registration Statement filed in connection with such registration is declared effective. Registration expenses shall also include fees, charges and disbursements of one (1) firm of counsel to the Holder participating in any underwritten public offering pursuant to this Agreement, not to exceed $15,000 in connection with a Demand Registration or $5,000 in connection with a Piggyback Registration.
     (i) “Registration Statement” shall mean any Registration Statement of the Company filed with the SEC on the appropriate form pursuant to the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.
     (j) “SEC” or “Commission” means the United States Securities and Exchange Commission.
     (k) “Securities Act” means the Securities Act of 1933, as amended.
     (l) “Selling Expenses” shall mean the underwriting fees, discounts, selling commissions and stock transfer taxes applicable to the Registrable Securities registered by the Holder.
     1.2 Demand Registration..
     (a) Request by Holder. If the Company receives at any time within two years of the date of this Agreement a written request from the Holder that the Company register the Registrable Securities held by Holder (a “Demand Request”), which Demand Request shall (x) specify the number of Registrable Securities that the Holder intends to sell or dispose of, (y) state the intended method or methods of sale or disposition of the Registrable Securities and (z) specify the expected price range (net of underwriting discounts and commissions) acceptable to the Holder to be received for such Registrable Securities, then the Company shall:
          (i) cause to be filed, as soon as practicable, but within ninety (90) days of the date of delivery to the Company of the Demand Request, a Registration Statement covering such Registrable Securities that the Company has been so requested to register by the Holder and other Persons, providing for the registration under the Securities Act of such Registrable Securities to the extent necessary to permit the disposition of such Registrable Securities in accordance with the intended method of distribution specified in the Demand Request;
          (ii) use its best efforts to have such Registration Statement declared effective by the SEC as soon as practicable thereafter; and
          (iii) refrain from filing any other Registration Statements, other than pursuant to a Registration Statement on Form S-4 or S-8 (or similar or successor forms) or Registration Statements pursuant to Existing Registration Rights Agreements, with respect to any other securities of the Company until such date which is sixty (60) days following effectiveness of the Registration Statement filed in response to the Demand Request.
     (b) Effective Registration Statement. A registration requested pursuant to this Agreement shall not be deemed to have been effected (i) unless a Registration Statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement for 180 days after it has become effective or until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Holder thereof set forth in such Registration Statement, whichever is shorter; (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court and has not thereafter become effective, or if the offering of Registrable Securities is not consummated for any reason other than the Holder unilaterally deciding not to sell the Registrable Securities for a reason other than those set forth in Section 1.2(f), including, without limitation, if the underwriters of an underwritten public offering advise the Holder that the Registrable Securities cannot be sold at a net price per share equal to or above the net price disclosed in the preliminary prospectus; (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived; or (iv) if the Holder is cut back regarding the Registrable Securities requested to be registered by more than 50%.
     (c) Selection of Underwriters. In the event that the Company is required to file a Registration Statement covering any Registrable Securities of the Holder pursuant to Section 1.2(a) hereof and the proposed public offering is to be an underwritten public offering, the managing underwriter shall be one or more reputable nationally recognized investment banks selected by a the Holder and reasonably acceptable to the Company, which consent shall not be unreasonably withheld, delayed or conditioned.
     (d) Priority for Demand Registration.
          (i) In any Registration Statement filed as a result of Demand Request, the Investor acknowledges that some or all of the Existing Holders are entitled to include shares of common stock in such Registration Statement pro rata with the Investor based on the number of shares requested to be included in the Registration Statement, on a basis no less favorable to the Existing Holders than that of the Holder.
          (ii) In addition to the limitations set forth in Section 1.2(d)(i) above, if the managing underwriter of an underwritten public offering determines and advises the Holder and the Company in writing that the inclusion of all securities proposed to be included by the Company, the Holder and any other stockholders who may be exercising piggyback registration rights in the underwritten public offering would materially and adversely interfere with the successful marketing of the Holder’s Registrable Securities, then the Company shall not be permitted to include any securities in excess of the amount, if any, of securities which the managing underwriter of such underwritten public offering shall reasonably and in good faith agree in writing to include in such public offering in addition to the amount of Registrable Securities to be registered for the Holder. It is acknowledged by the parties hereto that the

Existing Registration Rights Agreements may require specific methods for determining the reduction of shares included in a Registration Statement. To the extent not inconsistent with Existing Registration Rights Agreements, the securities to be included in a registration requested by the Holder pursuant to Section 1.2 shall be allocated:
               (1) first, to the Holder; and
               (2) second, to the Company and any other stockholders of the Company requesting piggyback registration of securities of the Company.
     (e) Limitations on Demand Registration.
          (i) The Company may delay making a filing of a Registration Statement or taking action in connection therewith by not more than ninety (90) days in addition to the 90 days permitted by paragraph 1.5(a) if (A) the Company provides a written certificate signed by the President or Chief Executive Officer of the Company to the Holder, prior to the time it would otherwise have been required to file such Registration Statement or take such action pursuant to this Section 1.2, stating that the Board of Directors of the Company has determined in good faith that the filing of such Registration Statement would be seriously detrimental to the Company or would otherwise materially adversely affect a financing, acquisition, disposition, merger or other material transaction (collectively, a “Valid Business Reason”) and that it is therefore essential to defer the filing of the Registration Statement; provided, however, that such right to delay a Demand Request shall be exercised by the Company not more than once in any twelve (12) month period and the Company shall only have the right to delay a Demand Request so long as such Valid Business Reason exists, and during such time, the Company may not file a Registration Statement for securities to be issued and sold for its own account or for that of anyone other than the Holder; or (B) the Company has filed a registration statement (other than on Form S-4 or S-8) within ninety (90) days prior to the date of such Demand Request.
          (ii) The Company shall only be obligated to effect one (1) Demand Request pursuant to this Section 1.2.
          (iii) The Company shall not be required to comply with a Demand Request unless the reasonably anticipated aggregate gross proceeds to be raised (before any underwriting discounts and commissions) would be equal to or exceed $1,000,000.
     (f) Cancellation of Registration. The Holder shall have the right to cancel a proposed registration of Registrable Securities pursuant to this Section 1.2 when, (i) in its discretion, market conditions are so unfavorable as to be seriously detrimental to an offering pursuant to such registration or (ii) the request for cancellation is based upon material adverse information relating to the Company that is different from the information known to the Holder at the time of the Demand Request. Such cancellation of a registration shall not be counted as the one (1) Demand Request and notwithstanding anything to the contrary in the Agreement, the Company shall be responsible for the Registration Expenses of the Holder incurred in connection with the registration prior to the time of cancellation.
     1.3 Piggyback Registrations.

     (a) Right to Include Registrable Securities. Each time that the Company proposes for any reason to register any of its Common Stock under the Securities Act, either for its own account or for the account of a stockholder or stockholders exercising demand registration rights other than Demand Request pursuant to Section 1.2 hereof (“Other Stockholders”) other than pursuant to a Registration Statement on Forms S-4 or S-8 (or similar or successor forms) (a “Proposed Registration”), the Company shall promptly give written notice of such Proposed Registration to the Holder (which notice shall be given not less than thirty (30) days prior to the expected effective date of the Company’s Registration Statement) and shall offer the Holder the right to request inclusion of any of the Holder’s Registrable Securities in the Proposed Registration. No registration pursuant to this Section 1.3 shall relieve the Company of its obligation to register Registrable Securities pursuant to a Demand Request, as contemplated by Section 1.2 hereof. The rights to piggyback registration may be exercised an unlimited number of occasions.
     (b) Piggyback Procedure. The Holder shall have twenty (20) days from the date of receipt of the Company’s notice referred to in Section 1.3(a) above to deliver to the Company a written request specifying the number of Registrable Securities the Holder intends to sell and the Holder’s intended method of disposition. The Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 1.3 by giving written notice to the Company of such withdrawal. Subject to Section 1.3(d) below, the Company shall use its best efforts to include in such Registration Statement all such Registrable Securities so requested to be included therein; provided, however, that the Company may at any time withdraw or cease proceeding with registration of the Registrable Securities if it shall at the same time withdraw or cease proceeding with the Proposed Registration.
     (c) Selection of Underwriters. The managing underwriter for any Proposed Registration that involves an underwritten public offering shall be one or more reputable nationally recognized investment banks selected by the Company.
     (d) Priority for Piggyback Registration. Notwithstanding any other provision of this Agreement, if the managing underwriter of an underwritten public offering determines and advises the Company and the Holder in writing that the inclusion of all Registrable Securities proposed to be included by the Holder in the underwritten public offering would materially and adversely interfere with the successful marketing of the Company’s securities, then the Holder shall not be permitted to include any Registrable Securities in excess of the amount, if any, of Registrable Securities that the managing underwriter of such underwritten public offering shall reasonably and in good faith agree in writing to include in such public offering in addition to the amount of securities to be registered for the Company and/or the Other Stockholders. The Company will be obligated to include in such Registration Statement, as to the Holder, only a portion of the Registrable Securities the Holder has requested be registered equal to the ratio which such Holder’s requested Registrable Securities bears to the total shares of Common Stock requested to be included in such Registration Statement by all Persons other than the Company and the Other Stockholders who have requested that their shares of Common Stock be included in such Registration Statement. The Holder acknowledges that pursuant to the foregoing provision, the securities to be included in a registration initiated by the Company shall be allocated:

          (i) first, to the Company and/or the Other Stockholders; and
          (ii) second, among the Holder and all other holders of securities of the Company with piggyback registration rights.
     If as a result of the provisions of this Section 1.3(d), the Holder shall not be entitled to include all of its Registrable Securities in a registration that it has requested to be so included, the Holder may withdraw its request to include Registrable Securities in such Registration Statement.
     (e) Underwritten Offering. In the event that the Proposed Registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, any request under this Section 1.3 shall specify that the Registrable Securities be included in the underwriting on the same terms and conditions as the shares, if any, otherwise being sold through underwriters under such registration.
     1.4 Form S-3 Registration. The Holder may make a one time request at any time that the Company file a Registration Statement under the Securities Act on Form S-3 (or similar or successor form), within thirty (30) days of such demand, covering the sale or other distribution of all or any portion of the Registrable Securities held by the Holder pursuant to Rule 415 under the Securities Act (“Form S-3 Demand”) if (i) the reasonably anticipated aggregate gross proceeds would equal or exceed $5,000,000, (ii) the Company is a registrant qualified to use Form S-3 (or any similar or successor form) to register such Registrable Securities and (iii) the plan of distribution of the Registrable Securities is other than pursuant to an underwritten public offering. If such conditions are met, the Company shall use its best efforts to register under the Securities Act on Form S-3 (or any similar or successor form) at the earliest practicable date, for sale in accordance with the method of disposition specified in the Form S-3 Demand, the number of Registrable Securities specified in such Form S-3 Demand. In connection with a Form S-3 Demand, the Company agrees to include in the prospectus included in any Registration Statement on Form S-3, such material describing the Company and intended to facilitate the sale of securities being so registered as is reasonably requested for inclusion therein by the Holder, whether or not the rules applicable to preparation of Form S-3 require the inclusion of such information. In any Registration Statement filed on Form S-3 (or similar or successor form), the Investor acknowledges that some or all of the Existing Holders are entitled to include shares of common stock in such Registration Statement pro rata with the Investor based on the number of shares requested to be included in the Registration Statement, on a basis no less favorable to the Existing Holders than that of the Holder. Notwithstanding the foregoing, if the Company shall furnish to the Holder a certificate signed by the Chief Executive Officer and Chief Financial Officer of the Company stating that in the good faith opinion of the Board of Directors of the Company, a Valid Business Reason exists, the Company shall have the right to delay or defer taking action with respect to such filing for a period of ninety (90) days after receipt of the Form S-3 Demand; provided, however, that such right to delay or defer a Form S-3 Demand shall be exercised by the Company not more than once in any twelve (12) month period, the Company shall only have the right to delay a Form S-3 Demand so long as such Valid Business Reason exists, and during such time the Company may not file a Registration Statement for securities to be issued and sold for its own account or for that of anyone other than the Holder. A Form S-3 Demand will not be deemed to be a Demand Request as described in Section 1.2 hereof.

     Notwithstanding the foregoing, the Company shall not be obligated to file more than one (1) Registration Statement on Form S-3 pursuant to this Section 1.4 in any given one (1) year period.
     1.5 Registration Procedures.
     (a) Obligations of the Company. Whenever registration of Registrable Securities is required pursuant to this Agreement, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as promptly as possible, and in connection with any such request, the Company shall, as expeditiously as possible:
          (i) Preparation of Registration Statement; Effectiveness. Prepare and file with the SEC (in any event not later than ninety (90) days after receipt of a Demand Request to file a Registration Statement with respect to Registrable Securities, except as set forth in Section 1.2 (e)) a Registration Statement on any form on which the Company then qualifies, which counsel for the Company shall deem appropriate and pursuant to which such offering may be made in accordance with the intended method of distribution thereof (except that the Registration Statement shall contain such information as may reasonably be requested for marketing or other purposes by the managing underwriter), and use its best efforts to cause any registration required hereunder to become effective as soon as practicable after the initial filing thereof and remain effective for a period of not less than one hundred and eighty (180) days (or such shorter period in which all Registrable Securities have been sold in accordance with the methods of distribution set forth in the Registration Statement); provided, however, that, in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such one hundred eighty (180) day period shall be extended, if necessary, to keep the Registration Statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis;
          (ii) Participation in Preparation. Provide the Holder, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other agent retained by the Holder or underwriter in connection with the Registration Statement (each, an “Inspector” and, collectively, the “Inspectors”), the opportunity to reasonably participate (including, but not limited to, reviewing, commenting on and attending all meetings) in the preparation of such Registration Statement, each prospectus included therein or filed with the SEC and each amendment or supplement thereto (each Inspector shall act without unreasonable delay in connection with its participation of the Registration Statement);
          (iii) Due Diligence. For a reasonable period prior to the filing of any Registration Statement pursuant to this Agreement, make available for inspection and copying by the Inspectors such financial and other information and books and records, pertinent corporate documents and properties of the Company and its subsidiaries and cause the officers, directors, employees, counsel and independent certified public accountants of the Company and its subsidiaries to respond to such inquiries and to supply all information reasonably requested by any such Inspector in connection with such Registration Statement, as shall be reasonably necessary, in the judgment of the respective counsel referred to in Section 1.5(a)(ii), to conduct a reasonable investigation within the meaning of the Securities Act;

          (iv) General Notifications. Promptly notify in writing the Holder, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold, (A) when such Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to any such Registration Statement or any post-effective amendment, when the same has become effective, (B) when the SEC notifies the Company whether there will be a “review” of such Registration Statement and (C) of any comments (oral or written) by the SEC and by the blue sky or securities commissioner or regulator of any state with respect thereto or (D) of any request by the SEC for any amendments or supplements to such Registration Statement or the prospectus or for additional information;
          (v) 10b-5 Notification. Promptly notify in writing the Holder, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold pursuant to any Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act upon discovery that, or upon the happening of any event as a result of which, any prospectus included in such Registration Statement (or amendment or supplement thereto) contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall promptly prepare a supplement or amendment to such prospectus and file it with the SEC (in any event no later than ten (10) days following notice of the occurrence of such event to the Holder, the sales or placement agent and the managing underwriter) so that after delivery of such prospectus, as so amended or supplemented, to investors of such Registrable Securities, such prospectus, as so amended or supplemented, shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;
          (vi) Notification of Stop Orders; Suspensions of Qualifications and Exemptions. Promptly notify in writing the Holder, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold of the issuance by the SEC of (A) any stop order issued or threatened to be issued by the SEC or (B) any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and the Company agrees to use commercially reasonable best efforts to (x) prevent the issuance of any such stop order, and in the event of such issuance, to obtain the withdrawal of any such stop order and (y) obtain the withdrawal of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction at the earliest practicable date;
          (vii) Amendments and Supplements; Acceleration. Prepare and file with the SEC such amendments, including post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period required hereunder and if applicable, file any Registration Statements pursuant to Rule 462(b) under the Securities Act; cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such prospectus as so supplemented. If the Holder so requests, to request acceleration of effectiveness of the Registration Statement from the SEC and any post-effective amendments thereto, if any are filed; provided that at the time of such request, the Company does not in good faith believe that it is necessary to amend further the Registration Statement in order to comply with the provisions of this subparagraph. If the Company wishes to further amend the Registration Statement prior to requesting acceleration, it shall have five (5) days to so amend prior to requesting acceleration;
          (viii) Copies. Furnish as promptly as practicable to the Holder and Inspector prior to filing a Registration Statement or any supplement or amendment thereto, copies of such Registration Statement, supplement or amendment as it is proposed to be filed, and after such filing such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as the Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Holder;
          (ix) Blue Sky. Use commercially reasonable efforts to, prior to any public offering of the Registrable Securities, register or qualify (or seek an exemption from registration or qualifications) such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Holder or underwriter may request, and to continue such qualification in effect in each such jurisdiction for as long as is permissible pursuant to the laws of such jurisdiction, or for as long as the Holder or underwriter requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holder to consummate the disposition in such jurisdictions of the Registrable Securities;
          (x) Other Approvals. Use commercially reasonable efforts to obtain all other approvals, consents, exemptions or authorizations from such governmental agencies or authorities as may be necessary to enable the Holder and underwriters to consummate the disposition of Registrable Securities;
          (xi) Agreements. Enter into customary agreements (including any underwriting agreements in customary form), and take such other actions as may be reasonably required in order to expedite or facilitate the disposition of Registrable Securities;
          (xii) “Cold Comfort” Letter. Obtain a “cold comfort” letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing underwriter may reasonably request, and reasonably satisfactory to the Holder;
          (xiii) Legal Opinion. Furnish, at the request of any underwriter of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the Holder, and the placement agent or sales agent, if any, thereof and the underwriters, if any, thereof, covering such legal matters with respect to the registration in respect of which such opinion is being given as such underwriter may reasonably request and as are customarily included in such opinions, and reasonably satisfactory to the Holder;
          (xiv) SEC Compliance, Earnings Statement. Use its best efforts to comply with all applicable rules and regulations of the SEC and make available to its shareholders, as soon as reasonably practicable, but no later than fifteen (15) months after the effective date of any Registration Statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of such Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;
          (xv) Certificates, Closing. Provide officers’ certificates and other customary closing documents reasonably necessary in connection with the Registration Statement, and in the event of an underwritten offering, in connection with the delivery of the shares;
          (xvi) NASD. Cooperate with the Holder and each underwriter participating in the disposition of such Registrable Securities and underwriters’ counsel in connection with any filings required to be made with the NASD;
          (xvii) Listing. Use its best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and if not so listed, to be listed on the NASD automated quotation system;
          (xviii) Transfer Agent, Registrar and CUSIP. Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case, no later than the effective date of such registration;
          (xix) Private Sales. Use its best efforts to assist the Holder in facilitating private sales of Registrable Securities by, among other things, providing officers’ certificates and other customary closing documents; and
          (xx) Commercially Reasonable Efforts. Use commercially reasonable efforts to take all other actions necessary to effect the registration of the Registrable Securities contemplated hereby.
     (b) Seller Information. The Company may require the Holder as to which any registration of the Holder’s Registrable Securities is being effected to furnish to the Company with such information regarding the Holder and the Holder’s method of distribution of such Registrable Securities as the Company may from time to time reasonably request in writing.
     (c) Notice to Discontinue. The Holder whose Registrable Securities are covered by a Registration Statement filed pursuant to this Agreement agrees that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 1.5(a)(v), the Holder shall forthwith discontinue the disposition of Registrable Securities until the Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 1.5(a)(v) or until it is advised in writing by the Company that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings which are incorporated by reference into the prospectus, and, if so directed by the Company in the case of an event described in Section 1.5(a)(v), such Participating Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in the Holder’s possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend, if necessary to sell any remaining Registrable Securities, the period during which such Registration Statement is to be maintained effective by the number of days during the period from and including the date of the giving of such notice pursuant to Section 1.5(a)(v) to and including the date when the Holder shall have received the copies of the supplemented or amended prospectus contemplated by, and meeting the requirements of, Section 1.5(a)(v).
     1.6. Registration Expenses. Except as otherwise provided herein, all Registration Expenses shall be borne by the Company. All Selling Expenses relating to Registrable Securities registered by the Holder shall be borne by the Holder.
     1.7. Indemnification.
     (a) Indemnification by the Company. The Company agrees, notwithstanding termination of this Agreement, to indemnify and hold harmless to the fullest extent permitted by law, the Holder, each of its directors, officers, employees, advisors, agents and general or limited partners (and the directors, officers, employees, advisors and agents thereof), their respective Affiliates and each Person who controls (within the meaning of the Securities Act or the Exchange Act) any of such Persons, and each underwriter and each Person who controls (within the meaning of the Securities Act or the Exchange Act) any underwriter (collectively, “Holder Indemnified Parties”) from and against any and all losses, claims, damages, expenses (including, without limitation, reasonable costs of investigation and fees, disbursements and other charges of counsel, any amounts paid in settlement effected with the Company’s consent, which consent shall not be unreasonably withheld or delayed and any costs incurred in enforcing the Company’s indemnification obligations hereunder) or other liabilities (collectively, “Losses”) to which any such Holder Indemnified Party may become subject under the Securities Act, Exchange Act, any other federal law, any state or common law or any rule or regulation promulgated thereunder or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) are resulting from or arising out of or based upon (i) any untrue, or alleged untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus (as amended or supplemented) or any document incorporated by reference in any of the foregoing or resulting from or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made), not misleading or (ii) any violation by the Company of the Securities Act, Exchange Act, any other federal law, any state or common law or any rule or regulation promulgated thereunder or otherwise incident to any registration, qualification or compliance and in any such case, the Company will promptly reimburse each such Holder Indemnified Party for any legal and any other Losses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability, action or investigation or proceeding (collectively, a “Claim”); provided, however, that the Company shall not be liable to any Holder Indemnified Party for any Losses that arise out of or are based upon written information provided by a Holder Indemnified Party for use in the

Registration Statement. Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties and shall survive the transfer of Registrable Securities by such Holder Indemnified Parties.
     (b) Indemnification by Holder. In connection with any proposed registration in which the Holder is participating pursuant to this Agreement, the Holder shall furnish to the Company in writing such information with respect to the Holder as the Company may reasonably request or as may be required by law for use in connection with any Registration Statement or prospectus or preliminary prospectus to be used in connection with such registration and the Holder agrees to indemnify and hold harmless the Company, any underwriter retained by the Company and their respective directors, officers, employees, advisors, agents and general or limited partners (and the directors, officers, employees, advisors and agents thereof), their respective Affiliates and each Person who controls (within the meaning of the Securities Act or the Exchange Act) any of such Persons to the same extent as the foregoing indemnity from the Company to the Holder as set forth in Section 1.7(a) (subject to the exceptions set forth in the foregoing indemnity, the proviso to this sentence and applicable law), but only with respect to any such information furnished by the Holder in writing for use in the Registration Statement; provided, however, that the liability of the Holder under this Section 1.7(b) shall be limited to the amount of the net proceeds received by the Holder in the offering giving rise to such liability. Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties and shall survive the transfer of Registrable Securities by the Holder.
     (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder (the “Indemnified Party”) agrees to give prompt written notice to the indemnifying party (the “Indemnifying Party”) after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that, the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder unless and to the extent such Indemnifying Party is materially prejudiced by such failure. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel satisfactory to the Indemnified Party in its reasonable judgment or (iii) the named parties to any such action (including, but not limited to, any impleaded parties) reasonably believe that the representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct. In the case of clause (ii) above and (iii) above, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (B) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any Indemnified Party. The rights afforded to any Indemnified Party hereunder shall be in addition to any rights that such Indemnified Party may have at common law, by separate agreement or otherwise.
     (d) Contribution. If the indemnification provided for in this Section 1.7 from the Indemnifying Party is unavailable or insufficient to hold harmless an Indemnified Party in respect of any Losses referred to herein, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party, as well as any other relevant equitable considerations. The relative faults of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the Indemnifying Party’s and Indemnified Party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of the Holder under this Section 1.7(d) shall be limited to the amount of the net proceeds received by the Holder in the offering giving rise to such liability. The amount paid or payable by a party as a result of the Losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 1.7(a), 1.7(b) and 1.7(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding.
     The parties agree that it would not be just and equitable if contribution pursuant to this Section 1.7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 1.7(d).
     1.8 Rule 144 and Rule 144A; Other Exemptions. With a view to making available to the Holder the benefits of Rule 144 and Rule 144A promulgated under the Securities Act and other rules and regulations of the SEC that may at any time permit the Holder to sell securities of the Company to the public without registration, the Company covenants that it shall (i) file in a timely manner all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder and (ii) take such further action as the Holder may reasonably request (including, but not limited to, providing any information necessary to comply with Rule 144 and Rule 144A, if available with respect to resales of the Registrable Securities under the Securities Act), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (x) Rule 144 and Rule 144A (if available with respect to resales of the Registrable Securities) under the Securities Act, as such rules may be amended from time to time or (y) any other rules or regulations now existing or hereafter adopted by the SEC. Upon the written request of the Holder, the Company shall deliver to the Holder a written statement as to whether it has complied with such requirements.
     1.9 Certain Limitations On Registration Rights. The Holder may not participate in any Registration Statement hereunder unless the Holder completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements and agrees to sell the Holder’s Registrable Securities on the basis provided in any underwriting agreement approved by the Holder entitled hereunder to approve such arrangements; provided, however, that the Holder shall not be required to make any representations or warranties to the Company or the underwriters in connection with any such registration other than representations and warranties as to (i) the Holder’s ownership of its Registrable Securities to be sold or transferred, (ii) the Holder’s power and authority to effect such transfer and (iii) such matters pertaining to compliance with securities laws as may be reasonably requested. The Holder of Registrable Securities to be sold by such underwriters may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of the Holder and that any or all of the conditions precedent to the obligations of the underwriters under the underwriting agreement be conditions precedent to the obligations of the Holder.
     1.10 Transfer of Registration Rights. The rights of the Holder hereunder may be transferred or assigned in connection with a transfer of Registrable Securities to (i) any Affiliate of the Holder, (ii) any successor, subsidiary, parent, partner, limited partner, shareholder or member of the Holder or (iii) any single party to a transaction who, after such transaction, holds all of the Registrable Securities held by the Holder (as adjusted for any stock dividends, stock splits, combinations and reorganizations and similar events). Notwithstanding the foregoing, such rights may only be transferred or assigned provided that all of the following additional conditions are satisfied: (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (c) the Company is given written notice by the Holder of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned.
     1.11 Restriction on Public Sales. Investor agrees that it shall not effect any public sale or distribution of any securities of the Company from the date the Company receives a written demand from any of the Existing Holders to file a demand registration statement until permitted by the underwriter participating in such demand registration statement, but not more than ninety (90) days from the effective date of such demand registration statement, provided that the Company is subject to such restrictions. The forgoing restriction shall not apply to the extent that shares of Common Stock owned by the Investor are included in such demand registration statement.

Article II
Miscellaneous Provisions
     2.1 Notices. Except as expressly set forth to the contrary in this Agreement, all notices, requests, or consents provided for or permitted to be given under this Agreement must be in writing and must be given either by depositing that writing in the United States mail, addressed to the recipient, postage paid, and registered or certified with return receipt requested or by delivering that writing to the recipient in person, by overnight delivery or courier, or by facsimile transmission; and a notice, request, or consent given under this Agreement is effective on receipt by the party to receive it. All notices, requests, and consents to be sent to a party must be sent to or made at the address previously given by that party or such other address as that party may specify by notice to the other party. Any notice, request, or consent must be given at the following addresses:

If to the Company:	NationsHealth, Inc. Attn: Chief Executive Officer 13650 NW 8th Street Suite 109 Sunrise, FL 33325

with a copy to:	Ira J. Coleman, Esq. McDermott Will & Emery 201 South Biscayne Boulevard, 22nd Floor Miami, FL 33131

If to Investor:	US Bioservices Corporation Attn: President 309 Henderson Drive Sharon Hill, PA 19079

with a copy to:	AmerisourceBergen Corporation Attn: General Counsel 1300 Morris Drive, Suite 100 Chesterbrook, PA 19087
Whenever any notice is required to be given by law or this Agreement, a written waiver thereof, signed by the party entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.
     2.2 Entire Agreement. Each of the parties agrees that this Agreement, including the other documents referred to herein, (i) constitutes the entire agreement and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, among the parties with respect to the subject matter of this Agreement, and (ii) is not intended to confer any rights or remedies, or impose any obligations, on any person other than the parties hereto. Each of the parties expressly agrees and acknowledges that, other than those statements expressly set forth in this Agreement, it is not relying on any statement, whether oral or written, of any person or entity with respect to its entry into this Agreement or to the consummation of the transactions contemplated by this Agreement.
     2.3 Effect of Waiver or Consent. A waiver or consent, express or implied, to or of any breach or default by any party in the performance by that party of its obligations is not a consent or waiver to or of any other breach or default in the performance by that party of any other obligations of that party. Failure on the part of a party to complain of any act of any party or to declare any party in default, irrespective of how long that failure continues, does not constitute a waiver by that party of its rights with respect to that default until the applicable statute of limitations period has run.
     2.4 Amendment or Modification. This Agreement may be amended or modified from time to time only by a written instrument executed by the Company and Investor.
     2.5 Governing Law. This Agreement is governed by and shall be construed in accordance with the law of the State of Delaware, excluding any conflict of laws rule or principle that might refer the governance or the construction of this Agreement to the law of another jurisdiction.
     2.6 Illegal or Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable. This Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision, there shall be added automatically, as a part of this Agreement, a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.
     2.7 Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each party shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and those transactions.
     2.8 Attorneys’ Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which such party may be entitled.
     2.9 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the Closing.

US Bioservices Corporation
By:	/s/ Mike Mullen
	Name:	Mike Mullen
	Title:	President

NationsHealth, Inc.
By:	/s/ Glenn M. Parker
	Name:	Glenn M. Parker
	Title:	CEO

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